UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 24, 2003

	LIFEPOINT, INC.

	(Exact name of registrant as specified in its charter)

DELAWARE						#33-0539168
(State or other jurisdiction of		(I.R.S. Employer
incorporation or organization)		Identification Number)

1205 S. Dupont Street, Ontario, California	      91761

(Address of Principal Executive Offices)		  (Zip Code)

(909) 418-3000
Registrant's Telephone Number, Including Area Code

Item 5.	Other Information

LifePoint, Inc. issued a press release dated September 24, 2003 announcing the second closing of a financing reported on Form 8-K
on July 14, 2003.    The press release is attached in its entirety
as exhibit 99.1.

Item 7.	Exhibits

(c)  	Exhibits

	99.1 	Copy of press release dated September 24, 2003.

SIGNATURES

	Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned therein to be duly authorized.

						LIFEPOINT, INC.
						(Registrant)

Date: 	September 24, 2003	By /s/ 	Donald W. Rutherford
					                  Donald W. Rutherford
								Chief Financial Officer